Exhibit 99.1

Norwegian Cruise Line Holdings Announces Board Refreshment

Appoints Five New Independent Members to the Board

Enters into Cooperation Agreement with Elliott

MIAMI, March 27, 2026 – Norwegian Cruise Line Holdings Ltd. (the “Company” or “NCLH”) (NYSE:NCLH), a leading global cruise company operating Norwegian Cruise Line, Oceania Cruises, and Regent Seven Seas Cruises, today announced the appointment of five highly qualified members to its Board of Directors and a cooperation agreement reached with Elliott Investment Management L.P. (together with its affiliates, "Elliott"). The appointments reaffirm the Company’s commitment to Board refreshment and shareholder value creation.

Effective March 31, 2026, the following individuals will join the Board as independent directors:

•	Alex Cruz, former Chairman and CEO of British Airways;
•	Kevin A. Lansberry, former EVP and CFO of Disney Experiences;
•	Steve Pagliuca, former Managing Partner and Co-Chairman of Bain Capital;
•	Brian P. MacDonald, President and CEO of CDK Global; and
•	Jonathan Z. Cohen, Founder, CEO and President of Hepco Capital Management LLC.

John W. Chidsey, President and CEO has been appointed Chairman, Alex Cruz has been appointed Lead Independent Director, and current Board directors Stella David, David M. Abrams, Harry C. Curtis and Mary E. Landry have announced their resignations as Board members. With these changes, which are effective March 31, 2026, the Board will comprise nine members, eight of whom are independent. The Company’s slate at its upcoming 2026 Annual General Meeting of Shareholders will consist of directors Zillah Byng-Thorne, Linda P. Jojo and Alex Cruz.

“On behalf of the entire Board, I thank Stella, David, Harry and Mary for their years of dedicated service to the Board and to shareholders, as well as their meaningful contributions to the Company’s development. We respect and appreciate their decision to step down at this time in the best interest of the Company and its shareholders. Their experience and insights were very beneficial as the Company pursued strategic growth initiatives and navigated changing industry conditions,” said Zillah Byng-Thorne, Chairperson of NCLH’s Nominating and Governance Committee. “As part of our ongoing Board recruitment process and with input from Elliott, we are pleased to welcome our new directors. Each brings a fresh perspective and valuable expertise befitting a leading company like NCLH. Looking ahead, the Board remains committed to enhancing shareholder value and overseeing improved execution by our new management team.”

Mr. Chidsey, President and Chief Executive Officer of NCLH, said, “We are moving with urgency to strengthen the business and enhance execution. There are significant opportunities to deliver stronger performance and sustainable value for our shareholders. Our award-winning brands, loyal guests and dedicated team form a strong and enduring foundation, and I look forward to working closely with our Board to build on that foundation as we continue delivering exceptional vacation experiences for our guests around the world.”

“As NCLH’s largest investor, we see the potential for significant value creation ahead under John’s leadership, and we believe the experience and credibility of this newly appointed Board will help restore investor confidence and return the Company to best-in-class financial performance,” said Elliott Partner John Pike and Portfolio Manager Bobby Xu. “We are encouraged by our constructive engagement with John and we look forward to working with him and the rest of the Board as they drive the changes necessary to meaningfully improve operational execution and capitalize on the substantial opportunities at NCLH.”

Pursuant to the cooperation agreement, Elliott agreed to customary standstill and voting commitments, among other provisions. The full agreement between Elliott and NCLH will be filed on a Form 8-K with the U.S. Securities and Exchange Commission. The agreement reflects a shared commitment to driving improved performance and creating long-term value for NCLH shareholders.

Goldman Sachs & Co. LLC is acting as financial advisor to the Company and Paul Hastings LLP is acting as legal counsel. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

New Board Member Biographies

Alex Cruz is a seasoned travel industry executive and transformation leader with three decades of experience driving operational excellence and customer-focused innovation at major global airlines.

Mr. Cruz served as Chairman and Chief Executive Officer of British Airways from 2016 to 2021, leading the airline through significant operational transformation and the COVID-19 recovery. Prior to that, he was Chief Executive Officer and Chairman of Vueling S.A. from 2009 to 2016, contributing to its development as a major European low-cost carrier, and Chief Executive Officer of Clickair, S.A. from 2006 to 2009. He currently serves as a Senior Advisor at McKinsey & Company and as a Lecturer at IESE Business School in Spain.

Mr. Cruz currently serves on the boards of WestJet Airlines Ltd. as Vice Chairman, Recaro Holding GmbH as Vice Chairman, PortAventura Entertainment, S.A.U., and Fetcherr Ltd. Earlier in his career, he held senior roles at Accenture plc as a Partner and at Arthur D. Little, Inc. as an Associate Partner, and founded Alnad Ltd., a boutique travel industry advisory firm.

Mr. Cruz holds an M.S. in Industrial Engineering from The Ohio State University and a B.S. in Computer Integrated Manufacturing from Central Michigan University.

Kevin A. Lansberry most recently served as Executive Vice President and Chief Financial Officer of Disney Experiences at The Walt Disney Company. With nearly four decades of experience in finance, operations, and global business management, Mr. Lansberry has held numerous senior leadership roles across Disney’s parks, experiences, and consumer products segments.

Throughout his tenure at Disney, Mr. Lansberry served in a variety of senior finance roles, including Interim Chief Financial Officer of The Walt Disney Company, Executive Vice President and Chief Financial Officer of Disney Parks, Experiences and Consumer Products, and Chief Financial Officer of Walt Disney Parks and Resorts and its domestic and international businesses. He also held leadership roles in revenue management, analytics, and global travel operations.

Mr. Lansberry brings deep expertise in financial strategy, large-scale operations, and global consumer businesses. He currently serves on the Board of Directors of the Ball State University Foundation. He holds an M.B.A. from the Crummer Graduate School of Business at Rollins College and a B.S. in Finance from Ball State University.

Steve Pagliuca is the Founder and Chief Executive Officer of PagsGroup, a growth capital investment firm focused on biotech, technology, media, and sports. With more than three decades of experience in private equity, investing, and global business leadership, Mr. Pagliuca has played a significant role in building and scaling leading investment platforms and sports organizations.

Mr. Pagliuca is the Principal Owner and Co-Chairman of Atalanta B.C., a Serie A football club, and was previously a Managing Partner and Co-Chair of Bain Capital, where he helped oversee a global investment platform managing significant assets. He also served as a Managing Partner and Co-Owner of the Boston Celtics and founded the Boston Celtics Shamrock Foundation.

In addition to his business leadership, Mr. Pagliuca is active in philanthropy and public policy, including through the Pagliuca Family Foundation, which established the Pagliuca Harvard Life Lab to support innovation in life sciences. He brings deep expertise in investment strategy, governance, and global markets. Mr. Pagliuca holds a B.A. from Duke University and an M.B.A. from Harvard Business School.

Brian P. MacDonald has served as President and Chief Executive Officer of CDK Global, Inc., a leading provider of cloud-based retail technology and SAAS solutions that help over 15,000 automotive and heavy-truck dealers and original equipment manufacturers (OEMs) manage end-to-end dealership operations and deliver more seamless and profitable customer experiences, since July 2022. With more than three decades of experience in the automotive, energy, and technology sectors, Mr. MacDonald has held senior leadership roles across public and private companies, with a strong focus on financial management and operations.

Mr. MacDonald previously served as President and Chief Executive Officer of CDK Global, Inc. from 2016-2018, as well as Chief Executive Officer and President of Hertz Equipment Rental Corporation and Interim Chief Executive Officer of Hertz Corporation from 2014-2015. He also served as President and Chief Executive Officer of ETP Holdco Corporation following the acquisition of Sunoco, Inc., where he had previously held senior leadership roles including Chairman, Chief Executive Officer, and President.

Earlier in his career, Mr. MacDonald held senior financial leadership roles at Dell Inc. and began his career at General Motors Company, where he served in various financial management positions. He currently serves on the Board of Directors of Suncor Energy Inc. Mr. MacDonald brings deep expertise in finance, operational leadership, and public company governance. He holds an M.B.A. from McGill University and a B.S. in Chemistry from Mount Allison University.

Jonathan Z. Cohen is the Founder, Chief Executive Officer and President of Hepco Capital Management, LLC, a private investment firm he founded in 2016. With more than three decades of experience in alternative asset management, financial services, energy and real estate, Mr. Cohen has built and led multiple investment platforms and operating companies across sectors.

He co-founded Atlas Energy, Inc. and Atlas Pipeline Partners, LP and held various leadership positions including Executive Chairman and Executive Vice Chairman. In addition, from 2004-2016 he served as CEO of Resource America, Inc., an alternative asset manager with over $20 billion of Assets Under Management and was a founder, CEO and President of Resource Capital Corp. from 2005 to 2016. Mr. Cohen also served as Executive Chairman of Osprey Technology Acquisition Corp. from 2019 to 2021 and as CEO of Osprey Energy Acquisition Corp. from 2017 to 2018. He served as Executive Chairman of Falcon Minerals, Inc. from 2018-2020. He previously founded and served as a General Partner of Castine Capital Management, LLC from 2003 to 2020.

Mr. Cohen currently serves on the boards of directors of Marathon Petroleum Corporation and Crane Harbor Acquisition Corp. II, where he is Executive Chairman. He brings deep expertise in capital allocation, corporate governance and strategic transactions. Mr. Cohen holds a B.A. from the University of Pennsylvania and a J.D. from American University Washington College of Law. He serves as Vice Chairman of Lincoln Center Theater, on the Board of Advisors of the College of Arts and Sciences at the University of Pennsylvania, and on the boards of trustees of the East Harlem School, Arete Foundation (private foundation) and The American School of Classical Studies in Athens.

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) is a leading global cruise company which operates Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. With a combined fleet of 35 ships and nearly 75,000 Berths, NCLH offers itineraries to approximately 700 destinations worldwide. NCLH expects to add 16 additional ships across its three brands through 2037, which will add over 43,000 Berths to its fleet. To learn more, visit www.nclhltd.com.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release, including, without limitation, statements related to Board composition and our value creation initiatives, our expectations regarding our results of operations, future financial position, including our future capital expenditures, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, expected fleet additions and deliveries, including expected timing thereof, our expectations regarding the impact of macroeconomic conditions and recent global events, and expectations relating to our sustainability program, decarbonization efforts, and alternative fuel sources and related regulation may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment, tariff increases and trade wars, the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; shareholder activism and/or proxy contests; the unavailability of ports of call and the impacts of port and destination fees and expenses; future increases in the price of, or major changes, disruptions or reductions in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new and existing regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets; our success in controlling operating expenses and capital expenditures; adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, geopolitical conflict, armed conflict or threats thereof, acts of piracy, and other international events; public health crises, and their effect on the ability or desire of people to travel (including on cruises); adverse incidents involving cruise ships; our ability to maintain and strengthen our brand; breaches in data security or other disturbances to our information technology systems and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; impacts related to climate change and our ability to achieve our climate-related or other sustainability goals; our inability to obtain adequate insurance coverage; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets, businesses and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we currently consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. You are cautioned not to place undue reliance on the forward-looking statements included in this release, which speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Contacts

Investor Relations

Sarah Inmon
(786) 812-3233
InvestorRelations@nclcorp.com

Media
Brenda Figueroa
NCLHMedia@nclcorp.com

Joele Frank, Wilkinson Brimmer Katcher

Sharon Stern / Maeve Barbour

(212) 355-4449

NCLH-JF@joelefrank.com